Accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2019
Disclosure of accrued expenses and other liabilities [text block] [Abstract]
Disclosure of accrued expenses and other liabilities [text block]
10.	Accounts payable and accrued liabilities

($000s)	December 31, 2019	December 31, 2018
Trade payables	2,191	2,360
Trade and other payables due to related parties	61	112
Non-trade payables and accrued expenses	2,440	2,277
	4,692	4,749

During 2016, upon the completion of an audit of the application by tax authorities of the British Columbia Mineral Exploration Tax Credit ("BCMETC") program, the Company was reassessed $3.6 million, including accrued interest, for expenditures that the tax authority has categorized as not qualifying for the BCMETC program. The Company recorded a $3.6 million provision within non-trade payables and accrued expenses on the consolidated statements of financial position as at December 31, 2016. In 2017 the Company filed an objection to the reassessment with the appeals division of the tax authorities and paid one-half of the accrued balance while the objection is reviewed. In early 2019, the Company received a decision from the appeals division that the Company's objection was denied, and the Company filed a notice of appeal with the British Columbia Supreme Court. The Attorney General of Canada replied to the facts and arguments in the Company's Notice of Appeal and stated its position that the Company's expenditures did not qualify for the BCMETC program. As at December 31, 2019, the Company is in the discovery process with the Department of Justice and will continue to move the appeal process forward as expeditiously as possible. The Company intends to continue to fully defend its position. As at December 31, 2019, the Canada Revenue Agency (CRA) has withheld $1.8 million (2018 - $1.1 million) of HST credits due to the Company that would fully cover the residual balance, including interest, should the Company be unsuccessful in its challenge.